UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 9, 2006

Toreador Resources Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-02517	75-0991164
(Commission File Number)	(IRS Employer Identification No.)

4809 Cole Avenue, Suite 108
Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

(214) 559-3933

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

Amendment to 2005 Long-Term Incentive Plan

On May 9, 2006, the Toreador Resources Corporation (“Toreador”) stockholders approved the Amendment (the “Amendment”) to the Toreador Resources Corporation 2005 Long-Term Incentive Plan (the “Plan”). The Amendment was recommended by the Company’s board of directors and described in the Company’s proxy statement for the 2006 annual meeting. The Amendment increases the number of shares authorized for issuance under the Plan from 250,000 to 750,000 shares of Toreador’s common stock. The Amendment also increases for Executive Officers (as defined in the Plan) for any calendar year (i) the number of shares relating to stock options or stock appreciation rights that any Executive Officer can receive from 20,000 shares of common stock to 50,000 shares of common stock, (ii) the number of shares relating to restricted stock, restricted stock units, performance awards or other awards that are subject to the attainment of performance goals that any Executive Officer can receive from 20,000 shares of common stock to 50,000 shares of common stock and (iii) the number of shares relating to all awards that an Executive Officer can receive from 40,000 to 100,000.

A copy of the Amendment is filed herewith as Exhibit 10.1 hereto.

Director Compensation

On May 9, 2006, the Board of Directors (the “Board”) changed the equity portion of its annual compensation such that each non-employee director will now receive 3,000 shares of restricted stock on an annual basis.

A summary of the equity portion of the non-employee director’s compensation is attached hereto as Exhibit 10.2.

Form of 2006 Outside Director Restricted Stock Award

Attached hereto as Exhibit 10.3 is Toreador’s 2006 Form of Outside Director Restricted Stock Award (the “2006 Outside Director Award Agreement”) to be used in connection with grants of restricted stock to the non-employee members of the Board pursuant to the Plan, as supplemented by the Amendment. The 2006 Outside Director Award Agreement provides that shares of restricted stock that are granted vest on the first anniversary of the grant date. Any shares of restricted stock that have not vested on the date of a participant’s termination of service shall be forfeited.

Until shares of restricted stock are vested and no longer subject to forfeiture, the participant is not permitted to sell, transfer, pledge or assign such shares. However, beginning on the date of grant of restricted stock, the participant is permitted to vote such shares of restricted stock.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment to Toreador Resources 2005 Long-Term Incentive Plan

10.2	Summary Sheet: 2006 Non-Employee Director Equity Compensation

10.3	Form of 2006 Outside Director Restricted Stock Award

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION

Date: May 12, 2006

By:            /s/ G. Thomas Graves III

G. Thomas Graves III, President and CEO

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Toreador Resources 2005 Long-Term Incentive Plan

10.2	Summary Sheet: 2006 Non-Employee Director Equity Compensation

10.3	Form of 2006 Outside Director Restricted Stock Award